FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments, September 30, 2025 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 87.0% (Cost $7,089,111)
Building Materials — 3.0% (Cost $265,056)
Aspen Aerogels, Inc.*	35,000	$243,600
Carrier Global Corp.	1,000	59,700
Commercial Services — 8.5% (Cost $54,392)
Quanta Services, Inc.	2,100	870,282
Consumer, Non-cyclical — 1.3% (Cost $146,959)
Koninklijke Philips N.V.	4,962	135,264
Electric — 13.0% (Cost $318,574)
Iberdrola S.A.	493	9,322
Oklo, Inc.*	10,000	1,116,300
Ormat Technologies, Inc.	2,000	192,500
Electronics — 9.0% (Cost $1,027,105)
ABB, Ltd. - SP ADR	7,000	503,650
ChargePoint Holdings, Inc.*	3,000	32,760
Honeywell International, Inc.	580	122,090
Itron, Inc.*	2,000	249,120
Orion Energy Systems, Inc.*	1,400	12,236
Energy — 11.9% (Cost $1,376,474)
Complete Solaria, Inc.*	150,000	264,000
Enphase Energy, Inc.*	3,000	106,170
First Solar, Inc.*	2,000	441,060
SolarEdge Technologies, Inc.*	3,000	111,000
Sunnova Energy International, Inc.*	15,000	8
SunPower Corp., Class B*(1)	29,931	0
Vestas Wind Systems A.S.	15,000	284,100
Environmental Control — 0.5% (Cost $34,135)
Arq, Inc.*	6,800	48,688
Home Furnishings — 0.1% (Cost $140,193)
Sharp Corp.*	1,100	6,173
Industrials — 22.4% (Cost $1,370,523)
Accelleron Industries AG - ADR	350	29,358
Bloom Energy Corp., Class A*	15,000	1,268,550
BWX Technologies, Inc.	2,000	368,740
Eaton Corp. PLC	500	187,125
GE Vernova, Inc.	400	245,960
NuScale Power Corp.*	5,000	180,000
Semiconductors — 12.1% (Cost $2,273,533)
Axcelis Technologies, Inc.*	4,000	390,560
Monolithic Power Systems, Inc.	200	184,128
ON Semiconductor Corp.*	8,000	394,480
STMicroelectronics N.V.	5,000	141,300
ULVAC, Inc.	2,700	117,742
Wolfspeed, Inc.*	10,084	2,388

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2025 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Telecommunications — 5.2% (Cost $82,167)
Corning, Inc.	6,460	$529,914
WARRANTS — 0.0%** (Cost $13,950)
Internet — 0.0%** (Cost $13,950)
Swvl Holdings Corp. *	13,333	181
INVESTMENT COMPANY — 13.1% (Cost $1,326,991)
Fidelity Investments Money Market Fund - Treasury Portfolio(2)	1,326,991	1,326,991
Total Investments (Cost $8,430,052) — 100.1%		10,175,440
Liabilities in excess of other assets — (0.1)%		(8,879)
NET ASSETS - 100.0%		$10,166,561

*	Non-income producing security.
**	Less than 0.05%.
(1)	Fair Value Level 3 security (0.0% of net assets).
(2)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2025 (unaudited)

Securities Valuation—The Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.
2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.
3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted policies and procedures to be followed when the Fund must utilize fair value pricing.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2025:

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments, September 30, 2025 (unaudited)

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT OBSERVABLE INPUTS
FIRSTHAND ALTERNATIVE ENERGY FUND
Common Stocks
Building Materials	$303,300	$—	$—
Commercial Services	870,282	—	—
Consumer, Non-cyclical	135,264	—	—
Electric	1,318,122	—	—
Electronics	919,856	—	—
Energy	1,206,338	—	0
Environmental Control	48,688	—	—
Home Furnishings	6,173	—	—
Industrials	2,279,733	—	—
Semiconductors	1,230,598	—	—
Telecommunications	529,914	—	—
Total Common Stocks	8,848,268	—	0
Warrants
Internet	181	—	—
Investment Company	1,326,991	—	—
Total	$10,175,440	$—	$0

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

As of the period ended September 30, 2025, Level 3 investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

For information on the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

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